UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 4, 2015

NF Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 000-54961	No. 61-1696304
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

520 Madison Avenue, 38th Floor New York, New York	10022
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kenneth J. Kencel resigned from the Board of Directors of NF Investment Corp. (the “Company”) effective March 4, 2015. In connection therewith, Mr. Kencel also resigned as a member of the investment committee of Carlyle GMS Investment Management L.L.C., the Company’s investment adviser. On March 4, 2015, following Mr. Kencel’s resignation, the Board of Directors elected Michael A. Hart, the Company’s President, as a Class III Director, effective immediately, to fill the vacancy created by Mr. Kencel’s resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NF Investment Corp.
(Registrant)

By:	/s/ Michael A. Hart
Name:	Michael A. Hart
Title:	President

Date: March 4, 2015

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